UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 21, 2021

Date of Report

(Date of earliest event reported)

BIMI INTERNATIONAL MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 10, Huasheng Road, Floor 21 Yuzhong District, Chongqing, P. R. China, 404100
(Address of principal executive offices and zip code)

(86) 0411 8220 9211
(Registrant’s telephone number, including area code)

BOQI INTERNATIONAL MEDICAL INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	NASDAQ Stock Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2021, the shareholders of BOQI International Medical Inc. (the "Company") approved an amendment to the Company’s certificate of incorporation to change the Company’s name from BOQI International Medical Inc. to BIMI International Medical Inc.

Accordingly, the Company filed a Certificate of Amendment to the Company’s certificate of incorporation (the “Amendment”) with the Secretary of State of the State of Delaware, which became effective on June 21, 2021.

A copy of the Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The bylaws of the Company have also been updated with the new name.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibit to this Current Report on Form 8-K is listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of BOQI International Medical Inc. effective June 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2021	BIMI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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